UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2019

INPHI CORPORATION

(Exact name of registrant as specified in its charter)

001-34942
(Commission File Number)

Delaware	77-0557980
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

2953 Bunker Hill Lane, Suite 300, Santa Clara, California 95054

(Address of principal executive offices, with zip code)

(408) 217-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IPHI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 29, 2019, Inphi Corporation (the “Company”) held a conference call to discuss its financial results for the third quarter ended September 30, 2019. In accordance with the rules of the Securities and Exchange Commission (“SEC”), prior to that conference call, the Company attempted to furnish a Current Report on Form 8-K to the SEC that included the press release reporting the Company’s financial results for the third quarter ended September 30, 2019, as is the Company’s usual practice. However, because the SEC’s EDGAR system experienced technical issues and was unable to process filings in the afternoon of October 29, 2019, that Current Report on Form 8-K was not accepted by the SEC until after the conference call had commenced. Accordingly, the Company is furnishing a transcript of its conference call herewith on a one-time basis as Exhibit 99.1.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Transcript of earnings conference call on October 29, 2019.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	I	INPHI CORPORATION

Date: November 1, 2019		By:	/s/ John Edmunds
John Edmunds
Chief Financial Officer and Chief Accounting Officer